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                                                                  EXHIBIT 10.3

                       [PEGASUS SYSTEMS INC. LETTERHEAD]

August 29, 1996



Mr. Jerome L. Galant
4444 Gloster Road
Dallas, TX 75220

Dear Jerry,

I am pleased to extend to you an offer of employment as Chief Financial Officer of Pegasus Systems, Inc. The terms of your employment are as follows:

        Effective:      No later than October 1, 1996

        Salary:         $12,083.33 per month
                        Bonus potential up to 30%

        Stock: 40,000 shares of the employee stock option plan at a strike price of $2.68 per share

        Vacation:       Two weeks accrued on start date

        Comprehensive insurance and benefit program

If you are in agreement with the above, please sign below and return this letter to me.

We look forward to having you on board!

Best regards,

/s/ JOHN F. DAVIS, III

John F. Davis, III
CEO



----------------------                  -------------------------
Jerome L. Galant                        Date

Please note that Pegasus Systems, Inc. is an employment at-will organization and the above does not constitute an employment contract.